UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 4, 2008
GENOMIC HEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51541 (Commission File Number)	77-0552594 (IRS Employer Identification No.)

301 Penobscot Drive, Redwood City, California (Address of principal executive offices)	94063 (Zip Code)
Registrant’s telephone number, including area code: (650) 556-9300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 4, 2008, the Board of Directors of Genomic Health, Inc. (the “Company”) elected Ginger L. Graham a member of the Board of Directors of the Company. A copy of the Company’s press release announcing Ms. Graham’s election to the Board of Directors as an independent director is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
     As disclosed under Item 5.02, on December 4, 2008, the Company’s Board of Directors elected Ginger L. Graham a member of the Board of Directors. The Company’s press release announcing Ms. Graham’s election is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibit No.	Description
99.1	Press release issued by Genomic Health, Inc. dated December 8, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 8, 2008

GENOMIC HEALTH, INC.
By	/s/ G. Bradley Cole
	Name:	G. Bradley Cole
	Title:	Executive Vice President, Operations and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Genomic Health, Inc., dated December 8, 2008